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                                                                    EXHIBIT 32.2


                         AERO SYSTEMS ENGINEERING, INC.


                Certification Pursuant to 18 U.S.C. Section 1350,
                             as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

         In connection with this Quarterly Report on Form 10-Q of Aero Systems Engineering, Inc. (the "Company") for the period ended June 30, 2003, I, Steven
R. Hedberg, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

3. This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 7, 2003            /s/ Steven R. Hedberg
                                 ----------------------------------------------
                                 Steven R. Hedberg, CFO, Secretary & Treasurer
                                 Aero Systems Engineering, Inc.